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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 or 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): January 27, 1997


                             E-Z SERVE CORPORATION
             (Exact name of registrant as specified in its charter)



           DELAWARE                       1-10717                 75-2168773
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)



    2550 NORTH LOOP WEST, SUITE 600
            HOUSTON, TEXAS                                              77092
(Address of principal executive offices)                              (Zip Code)



       Registrant's telephone number, including area code: (713) 684-4300




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          ITEM 5. OTHER EVENTS.

          SECURITIES PURCHASE AGREEMENT

          On January 27, 1997, E-Z Serve Corporation ("Company"), entered into a Securities Purchase Agreement ("Purchase Agreement") with Phemus Corporation ("Phemus"), one of the Company's major stockholders. Pursuant to the Purchase Agreement, the Company issued and sold to Phemus (i) 140,000 shares of its Series H Preferred Stock, $0.01 par value ("Series H Preferred Stock"), (ii) warrants ("Warrants") for the purchase of an aggregate of 960,000 shares of the Company's common stock, $.01 par value ("Common Stock"), at a per share exercise price of $0.01 and exercisable at any time prior to January 27, 2009, and (iii) additional warrants issuable on each anniversary date of the Purchase Agreement for each share of Series H Preferred Stock then outstanding ("Additional Warrants"). On January 31, 1997, Phemus sold 33,600 shares of the Series H Preferred Stock and warrants to purchase 230,400 shares of Common Stock for an aggregate of $2,144,724 to Intercontinental Mining & Resources Incorporated ("IMR"), another major stockholder of the Company.

          Net proceeds of $8,359,000 from the sale of the Series H Preferred Stock and the Warrants were used by the Company to redeem all of the outstanding 75,656 shares of the Company's $6.00 Convertible Preferred Stock, Series C ("Series C Preferred Stock") and net proceeds of $5,081,000 were used for general corporate purposes, including paying down a portion of amounts outstanding under the Amended and Restated Credit and Guaranty Agreement ("Credit Agreement") dated as of October 7, 1995, as amended, among the Company, its subsidiary, E-Z Serve Convenience Stores, Inc., and the Company's senior bank lenders.


          SERIES H PREFERRED STOCK

          To effectuate the foregoing, the Company filed a Certificate of Designation, Preferences and Rights of Series H Preferred Stock with the Secretary of the State of Delaware ("Certificate of Designation") on January 24, 1997. The number of authorized shares initially constituting the Series H Preferred Stock is 750,000, which number may be decreased (but not increased) by the Board of Directors without a vote of the stockholders; provided that such number of shares may not be decreased below the number of then outstanding shares of Series H Preferred Stock.

          The dividends on each share of Series H Preferred Stock shall accrue on a daily basis at the rate of 13% per annum of the liquidation value, set at $100 per Share ("Liquidation Value"). Dividends are payable semi-annually and accrue whether or not they have been declared and whether or not there are profits, surplus, or other funds of the Company available for payment. All accrued and unpaid dividends shall be fully paid or declared with funds irrevocably set apart for payment before any dividends (or other payments) may be made with respect to any other capital stock or other equity securities of the Company (collectively referred to as "Junior Securities"). Dividends shall be paid solely by the issuance of additional shares of Series H Preferred Stock (fractional shares shall be paid in cash).

          Upon liquidation or dissolution of the Company, each holder of Series H Preferred Stock shall be entitled to be paid an amount equal to the aggregate Liquidation Value of such shares, plus all accrued and unpaid dividends, before any distribution or payment is made upon any other Junior Securities.

          The Company is required to redeem each outstanding share of Series H Preferred Stock upon the earlier of (i) the third anniversary date of the Purchase Agreement, (ii) the occurrence of a change in ownership whereby any new investor owns more than 50% of the Common Stock, or (iii) the occurrence of certain other fundamental changes in the Company. The Company may, at its option, at any time redeem any


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or all of the outstanding Series H Preferred Stock. In either case, the Company shall pay a redemption price per share of Series H Preferred Stock equal to the Liquidation Value plus all accrued and unpaid dividends. The Series H Preferred Stock, however, cannot be redeemed unless permitted by the Credit Agreement

          The Series H Preferred Stock has no voting rights other than granted by statute. However, the Company is prohibited from taking certain corporate actions without the written consent of the holders of a majority of the Series
H Preferred Stock, including amendments and modifications to the Company's Certificate of Incorporation, the sale of additional shares of Series H Preferred Stock, the payment of dividends, the redemption of any shares of capital stock of the Company and certain other actions. Upon the Company's failure to comply with the terms of the Certificate of Designation, the holders of the Series H Preferred Stock have certain remedies including (i) an automatic increase in the dividend rate to 23%, (ii) the right to demand a redemption of all outstanding shares of Series H Preferred Stock, subject to the Credit Agreement, (iii) and the right to appoint one director to the Company's Board of Directors who will have a majority of the votes of the Board of Directors.

          AMENDMENTS TO CERTAIN AGREEMENTS

          In connection with the issuance of the Series H Preferred Stock, the Amended and Restated Stockholders Agreement by and among the Company, certain stockholders and employees of the Company, entered into as of June 1, 1994, was amended to permit the issuance of the Series H Preferred Stock, the redemption of the Series C Preferred Stock and the provisions relating to the additional director described above. Similarly, the Registration Rights Agreement dated as of March 25, 1992, as amended, by and among the Company and certain stockholders of the Company was amended to include the Common Stock issuable upon the exercise of the Warrants and the Additional Warrants.

          ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

                  (c)      Exhibits.

 Exhibit
 Number                                       Description of Exhibit
 ------                                       ----------------------
   4.1                     Certificate of Designation, Preferences and Rights of Series H Preferred Stock of E-Z
                           Serve Corporation filed January 24, 1997.

   4.2                     Certificate of Elimination for $6.00 Convertible Preferred Stock, Series C of E-Z
                           Serve Corporation filed January 27, 1997.

   4.3                     Amendment No. 1 to Stockholders Agreement, dated January 27, 1997, by and among E-Z Serve Corporation, Phemus Corporation, Intercontinental Mining &
                           Resources Incorporated, DLJ Capital Corporation and Tenacqco Bridge Partnership.

   4.4                     Third Amendment to Registration Rights Agreement, dated January 27,1997, by and among E-Z Serve Corporation, Phemus Corporation and Intercontinental Mining &
                           Resources Incorporated.

   4.5                     Form of Common Stock Purchase Warrant of E-Z Serve Corporation issued pursuant to the Securities Purchase Agreement, dated January 27, 1997, between E-Z Serve
                           Corporation and Phemus Corporation.

   99.1                    Securities Purchase Agreement, dated January 27, 1997, between E-Z Serve
                           Corporation and Phemus Corporation.




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                                   SIGNATURE

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     E-Z SERVE CORPORATION



                                                     By:  /s/ John T. Miller
                                                          ---------------------
                                                              John T. Miller
                                                          Senior Vice President



Dated: February 10, 1997



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                                 EXHIBIT INDEX


Exhibit
Number                                         Description
------                                         -----------
 4.1                Certificate of Designation, Preferences and Rights of Series H
                    Preferred Stock of E-Z Serve Corporation filed January 24,
                    1997.

 4.2                Certificate of Elimination for $6.00 Convertible Preferred
                    Stock, Series C of E-Z Serve Corporation filed January 27,
                    1997.

 4.3                Amendment No. 1 to Stockholders Agreement, dated
                    January 27, 1997, by and among E-Z Serve Corporation, Phemus
                    Corporation, Intercontinental Mining & Resources
                    Incorporated, DLJ Capital Corporation and Tenacqco Bridge
                    Partnership.

 4.4                Third Amendment to Registration Rights Agreement, dated
                    January 27, 1997, by and among E-Z Serve Corporation,
                    Phemus Corporation and Intercontinental Mining & Resources
                    Incorporated.

 4.5                Form of Common Stock Purchase Warrant of E-Z Serve
                    Corporation issued pursuant to the Securities Purchase
                    Agreement, dated January 27, 1997, between E-Z Serve
                    Corporation and Phemus Corporation.

99.1 Securities Purchase Agreement, dated January 27, 1997, between E-Z Serve Corporation and Phemus Corporation.
